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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 OCTOBER 2, 2000
                                 Date of Report



                               CRITICAL PATH, INC.
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             (Exact name of registrant as specified in its charter)

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
         CALIFORNIA                       000-25331                             91-1788300
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(State or other jurisdiction
      of incorporation)             (Commission File Number)        (I.R.S. Employer Identification No.)
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                 320 1ST STREET, SAN FRANCISCO, CALIFORNIA 94105
                    (Address of principal executive offices)



                                 (415) 808-8800
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     On September 22, 2000, Critical Path, Inc., a California corporation and the registrant herein, announced Paul Gigg, Executive Vice President and Chief Operating Officer, would be leaving Critical Path to become President and Chief Executive Officer of Xdrive.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

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
EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1                Press release of Critical Path, Inc.
                    dated September 22, 2000

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRITICAL PATH, INC.

Date: October 2, 2000                   By: /s/ Mark J. Rubash
                                           -------------------------------------
                                        Name: Mark J. Rubash
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 2, 2000

Exhibit             Description
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
 99.1               Press Release of Critical Path, Inc. dated September 22, 2000


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